UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 8, 2007
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
On February 8, 2007, CanArgo Energy Corporation (AMEX:CNR; OSE:CNR) (“CanArgo”) announced its subsidiary, Tethys Petroleum Limited, had conditionally closed a private placement. A copy of the press release is being furnished pursuant to Item 7.01, “Regulation FD Disclosure” as Exhibit 99.1 hereto. See Item 8.01 below.
The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Section 8- Other Events
Item 8.01. Other Events.
On February 8, 2007, CanArgo announced its subsidiary, Tethys Petroleum Limited (“Tethys”) had closed a private placement with a small group of sophisticated investors for gross proceeds of approximately US$17 million, subject to receipt of relevant waivers from CanArgo’s bondholders (the “Tethys Financing”). The waivers have been received and are held in escrow together with the funds and executed share certificates in respect of the approximately 34.7 million ordinary shares of £0.01 each in the capital of Tethys (representing approximately 33.1% of the issued and outstanding share capital of Tethys) which are to be issued pursuant to the Tethys Financing. These shares include shares to be issued to an agent as commission pursuant to the Tethys Financing. Upon receipt of certain documentary evidence in compliance with anti money laundering regulations, the waivers will be released and the other escrow property will be released to the parties entitled to receive the same. Upon completion of the transaction CanArgo will file a further Current Report on Form 8-K.

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated February 8, 2007 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: February 14, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary